UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 2, 2020 (February 28, 2020)

INTERFACE INC
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1280 West Peachtree Street NW	Atlanta	Georgia	30309
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 Par Value Per Share	TILE	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to provide supplemental information regarding Mr. Andrew Cogan’s conditional resignation from the Board of Directors of Interface, Inc. (the “Company”) originally disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 30, 2019 (the “Original 8-K”).

Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this Amendment. This Amendment should be read in conjunction with the Original 8-K and the Company’s filings made with the SEC subsequent to the Original 8-K, including any amendments to those filings.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 16, 2019 and in the Original 8-K, Mr. Cogan had more votes withheld from reelection than he received in favor of his reelection at the Company’s 2019 annual meeting of shareholders. In accordance with the Company’s Majority Voting Director Resignation Policy, Mr. Cogan promptly tendered his resignation from the Company’s Board of Directors, conditioned upon the Board’s acceptance of such resignation.

As explained in the Original 8-K, the Nominating and Governance Committee of the Board concluded that the underlying reason for Mr. Cogan not receiving a majority affirmative vote was due to certain institutional shareholder and proxy advisory firm voting guidelines (of general applicability, without regard to Mr. Cogan individually) against “overboarding”-that is, against directors serving on too many boards of directors simultaneously. Mr. Cogan was a member of the boards of three companies, including the Company and Knoll, Inc., where Mr. Cogan also serves as chief executive officer.

Upon the recommendation of the Nominating and Governance Committee, on July 24, 2019, the Board accepted Mr. Cogan’s conditional resignation on a delayed basis effective as of February 28, 2020, unless, by that date, Mr. Cogan reduced the number of public company boards on which he served such that, by that date, he sat on only one public company board in addition to the board of directors of Knoll, Inc., in which case the conditional resignation would be deemed rejected.

As of February 28, 2020, Mr. Cogan had not so reduced his board memberships; consequently, his resignation from the Board of Directors of the Company was effective February 28, 2020.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: March 2, 2020